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                                                                    Exhibit 3.47

                                     DELAWARE
                                                   PAGE 1
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC HAVERHILL REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE EIGHTH DAY OF JANUARY, A. D. 2002, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SEVENTH DAY OF MAY, A. D. 2003, AT 3:36 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
[SEAL]
3477747 8100H                            AUTHENTICATION: 3256678

040547249                                          DATE: 07-27-04

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                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 01/08/2002
                                                         020014183 - 3477747


                            CERTIFICATE OF FORMATION

                                       OF

                            PJC HAVERHILL REALTY LLC

     This Certificate of Formation of PJC HAVERHILL REALTY LLC (the "COMPANY"), dated as of January 8, 2002, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL.C. Sec. 18-101, ET SEQ.).

     FIRST. The name of the limited liability company formed hereby is PJC Haverhill Realty LLC.

     SECOND. The address of the registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its Registered Agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                      /s/ Julianne M. Ells
                                      -----------------------------------
                                      Julianne M. Ells, Authorized Person

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                                                        STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                  DELIVERED 05:05 PM 05/27/2003
                                                    FILED 03:36 PM 05/27/2003
                                                  SRV 030343795 - 3477747 FILE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                            PJC HAVERHILL REALTY LLC

                        PURSUANT TO SECTION 18-202 OF THE
                     DELAWARE LIMITED LIABILITY COMPANY ACT

                                      ****

1)   The name of the Limited Liability Company is PJC Haverhill Realty LLC.

2) The Certificate of Amendment is hereby amended to change Article "2" of the Certificate of Formation to read as follows:

     "2. The address of the registered office in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is NATIONAL CORPORATE RESEARCH, LTD."

     The undersigned, an authorized person of the limited liability company, executes this Certificate of Amendment on May 27, 2003.

                                                              /s/Randy Wyrofsky
                                                              -----------------
                                                              Authorized Person